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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                November 9, 2000
                                ----------------
                Date of Report (Date of earliest event reported)


                            OSI PHARMACEUTICALS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)



               DELAWARE                   0-15190               13-3159796
           --------------               ------------           ------------
   (State or other jurisdiction of      (Commission          (I.R.S. Employer
            incorporation)              File Number)         Identification No.)



                         106 CHARLES LINDBERGH BOULEVARD
                               UNIONDALE, NY 11553
                        ----------------------------------
                    (Address of principal executive offices)


                                 (516) 222-0023
                          ----------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

         On November 9, 2000 OSI Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced updated findings from two ongoing clinical studies of the Company's lead anti-cancer drug candidate, OSI-774, as a single agent. The data was communicated by investigators at the European Organization for the Research and Treatment of Cancer symposium on new drugs in cancer therapy in Amsterdam. Detailed information regarding the findings were released by the Company in a press release on November 9, 2000 attached as an exhibit hereto and incorporated by reference herein.



ITEM 7.  EXHIBITS

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EXHIBIT NO.                        DESCRIPTION
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99                    Press release, dated November 9, 2000
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 9, 2000       OSI PHARMACEUTICALS, INC.


                                By: /s/ Robert L. Van Nostrand
                                    -----------------------------------------
                                    Name: Robert L. Van Nostrand
                                    Title: Vice President and Chief Financial
                                           Officer, Secretary and Treasurer



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                                  EXHIBIT INDEX

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EXHIBIT NO.                        DESCRIPTION
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99                    Press release, dated November 9, 2000.
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